                                                                   EXHIBIT 10.23

                             FORBEARANCE AGREEMENT
                             ---------------------

     This Forbearance Agreement (hereinafter, the "Agreement") is made this _19th__ day of August, 1998 by and among:

          FLEET BANK-N.H., a banking and trust company organized under the laws of New Hampshire ("Fleet");

          MELLON BANK, N.A., a national banking association ("Mellon"); and

          IGI, INC., a Delaware corporation ("IGI"), IGEN, INC., a Delaware corporation ("IGEN"); IMMUNOGENETICS, INC., a Delaware corporation ("Immunogenetics"); and BLOOD CELLS, INC., a Delaware corporation ("BCI").

Fleet and Mellon are hereinafter sometimes individually referred to as a "Lender" and collectively referred to as the "Lenders", and IGI, IGEN, Immunogenetics, BCI, and each of their subsidiaries as set forth on Exhibit "A" annexed hereto and specifically incorporated by reference herein, are hereinafter sometimes individually referred to as a "Borrower" and collectively referred to as the "Borrowers".

                                  BACKGROUND
                                  ----------

     Reference is made to certain Loan Arrangements (hereinafter, the "Loan Arrangements") entered into by and between the Lenders and the Borrowers evidenced by, among other things, the following documents, instruments, and agreements (hereinafter, singly and collectively, the "Loan Documents"):

     (a) Fourth Amended and Restated Line of Credit Note dated September 30, 1997 in the original principal amount of $6,600,000.00 made by the Borrowers payable to Fleet (the "Fleet Line of Credit Note");

     (b) Fourth Amended and Restated Line of Credit Note dated September 30, 1997 in the original principal amount of $5,400,000.00 made by the Borrowers payable to Mellon (the "Mellon Line of Credit Note");

     (c) Third Amended and Restated Revolving Credit Note dated March 27, 1997 in the original principal amount of $6,171,428.40 made by the Borrowers payable to Fleet (the "Fleet Term Note");

     (d) Third Amended and Restated Revolving Credit Note dated March 27, 1997 in the original principal amount of $4,114,285.60 made by the Borrowers payable to Mellon (the "Mellon Term Note");

     (e) Second Amended and Restated Loan Agreement dated December 13, 1995 by and among the Lenders and the Borrowers, as amended by a certain First Amendment to Second Amended and Restated Loan Agreement dated March 27, 1996, a certain Second Amendment to Second Amended and Restated Loan Agreement dated as of June 26, 1996, a certain Third Amendment to Second Amended and Restated Loan Agreement dated August 13, 1996, a certain Fourth Amendment to Second Amended and Restated Loan Agreement dated as of November 13, 1996, a certain Fifth Amendment to Second Amended and Restated Loan Agreement dated March 27, 1997, a certain Sixth Amendment to Second Amended and Restated Loan Agreement dated June 30, 1997, a certain Seventh Amendment to Second Amended and Restated Loan Agreement dated July 31, 1997, and a certain Eighth Amendment to Second Amended and Restated Loan Agreement dated as of September 30, 1997 (hereinafter, as amended and in effect, the "Loan Agreement");

     (f) A certain Security Agreement granted by, among others, IGI, IGEN and Immunogenetics, in favor of Fleet dated December 20, 1990;

     (g) A certain Security Agreement - Intellectual Property granted by, among others, IGI, IGEN and Immunogenetics in favor of Fleet dated December 20, 1990;

     (h) A certain Security Documents Modification Agreement entered into by, among others, the Borrowers and the Lenders dated as of December 13, 1995;

     (i) A certain Joinder, Assumption and Security Documents Modification Agreement dated as of May 12, 1992 entered into by, among others, the Borrowers, and Fleet;

     (j) A certain Mortgage granted by Immunogenetics in favor of Fleet dated December 20, 1990 encumbering certain property located in the borough of Buena, Atlantic County, New Jersey;

     (k) A certain Mortgage granted by Immunogenetics in favor of Fleet dated May 12, 1992 encumbering certain property located in the township of Buena Vista, Atlantic County, New Jersey;

     (l) A certain Mortgage granted by Immunogenetics in favor of Fleet dated December 20, 1990 encumbering certain property located in the city of Vineland, Cumberland County, New Jersey;

     (m) A certain Collateral Assignment of Lessee's Interest in Leases executed by, among others, Immunogenetics in favor of Fleet dated December 20, 1990;

     (n) A certain Stock Pledge Agreement executed by, among others, IGI and IGEN in favor of Fleet dated December 20, 1990; and

     (o) A certain Conditional Assignment of Contracts granted by, among others, IGI, IGEN and Immunogenetics in favor of Fleet dated December 20, 1990.

     (p) A certain Extension Agreement dated April 29, 1998 (the "Extension Agreement").

     The Borrowers acknowledge and agree that (i) the Borrowers are in default of the terms and conditions of the Loan Documents (ii)all amounts outstanding under the Loan Documents are due and owing in full, and (iii) the Lenders have no obligation to make any advances under the Loan Documents. The Borrowers have requested that the Lenders forbear from enforcing their rights and remedies under the Loan Documents upon default and the Lenders have agreed, but only upon the terms and conditions set forth herein.

     Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the Lenders and the Borrowers as follows:

                        ACKNOWLEDGMENT OF INDEBTEDNESS
                        ------------------------------

          1. (a) The Borrowers hereby acknowledge and agree that they are jointly and severally liable to the Lenders for the following amounts which are outstanding under the Loan Documents as of August 18, 1998:


          Fleet Line of Credit Note:
          -------------------------

          Principal                                  $6,600,000.00
                                                     -------------
          Interest                                   $   35,841.67
                                                     -------------
               Subtotal                              $6,635,841.67
                                                     -------------

          Mellon Line of Credit Note:
          --------------------------

          Principal                                  $5,400,000.00
                                                     -------------
          Interest                                   $   29,325.00
                                                     -------------
               Subtotal                              $5,429,325.00

          Fleet Term Note:
          ---------------

          Principal                                  $3,994,285.20
          Interest                                   $   21,691.19
                                                     -------------
               Subtotal                              $4,015,976.39

    Mellon Term Note:
    -----------------


       Principal                             $ 2,662,856.80
       Interest                              $    14,460.79
                                             --------------
               Subtotal                      $ 2,677,317.59
                      TOTAL................  $18,758,460.65
                                             --------------

          (b) The Borrowers further acknowledge and agree that they are each jointly and severally liable to the Lenders for all interest accruing under the Loan Documents from and after April 23, 1998, and for all late fees, costs, expenses, and costs of collection (including attorneys' fees) heretofore or hereafter incurred by the Lenders in connection herewith. (Hereinafter, all amounts due as set forth in this Paragraph 1 shall be referred to collectively as the "Obligations").

                               REPAYMENT OF DEBT
                               -----------------

  2.      (a)  Fleet Line of Credit Note and Mellon Line of Credit Note.
               --------------------------------------------------------

          (i) From and after the execution of this Agreement, on the 1st day of each month, the Borrowers shall pay to the Lenders a monthly interest payment equal to the cash portion of all accrued interest on the principal balance of the Fleet Line of Credit Note and the Mellon Line of Credit Note, with the cash portion of the interest calculated at a floating rate equal to the aggregate of Fleet's Prime Rate (as such Prime Rate may be announced by Fleet from time to time) plus the following percentages scheduled under "cash portion"for the time periods set forth below each calculated on a per annum basis:

           Time Period         Cash Portion   Accrued Portion   Total Interest
          ------------        -------------  ----------------  ---------------
          From 8/1/98         Prime Rate                 1.0%  Prime Plus
          through 9/30/98     plus 2.50%                       3.5%

          From 10/1/98        Prime Rate                 2.0%  Prime Plus
          through 11/30/98    plus 2.50%                       4.5%

          From 12/1/98        Prime Rate                 3.0%  Prime Plus
          through 1/31/99     plus 2.50%                       5.5%

               Additional interest shall accrue on the principal balance of the Fleet Line of Credit Note and the Mellon Line of Credit Note at the rate scheduled above under "accrued portion" on a per annum basis. The "accrued portion" of the interest charges shall be paid by the Borrowers upon the earlier of (x) satisfaction of the Obligations, in their entirety, or, (y) the Termination Date. In the event the Borrowers have delivered to the Lenders a commitment letter on or before

          September 30, 1998 reasonably satisfactory to the Lenders, in their discretion, contemplating satisfaction of all obligations due and owing to the Lenders under the Loan Documents on or before October 31, 1998, which commitment letter is issued by a financial institution and/or other party reasonably acceptable to the Lenders and is subject only to documentation and no further contingencies other than such contingencies acceptable to the Lenders as are ordinary and necessary in transactions of similar type, the interest rate increase scheduled for October 1, 1998 shall be deferred. In the event that the Borrowers do not satisfy their entire outstanding obligations to the Lenders under the Loan Documents on or before October 31, 1998, the October 1, 1998 scheduled interest rate increase to the Prime Rate plus 4.5% shall be effective retroactive to October 1, 1998. In the event that the Borrowers do satisfy their entire outstanding obligations to the Lenders under the Loan Documents on or before October 31, 1998, the October 1, 1998 scheduled interest rate increase shall be waived.

               Similarly if such commitment letter is received by the Lenders on or before November 30, 1998 contemplating satisfaction of all obligations due and owing to the Lenders under the Loan Documents on or before December 31, 1998, the interest rate increase scheduled for December 1, 1998 shall be deferred. In the event that the Borrowers do satisfy their entire outstanding obligations to the Lenders under the Loan Documents on or before December 31, 1998, the December 1, 1998 scheduled interest rate increase shall be waived. In the event the Borrowers do not satisfy their entire outstanding obligations to the Lenders under the Loan Documents on or before December 31, 1998, the December 1, 1998 scheduled interest rate increase to the Prime Rate plus 5.5 % shall be effective retroactive to December 1, 1998.

               (ii) Any amounts paid to cure the financial covenant default pursuant to Paragraph 12(a)(iii) of the Extension Agreement, shall be applied on a pro rata basis in reduction of the principal balance of the Fleet Line of Credit Note and the Mellon Line of Credit Note.

               (iii) The entire principal balance, interest (accrued and hereafter accruing), costs, expenses, and other charges due in connection therewith shall be paid in full by the Borrowers on or before 5:00 P.M. eastern standard time on January 31, 1999, it being expressly acknowledged and agreed that TIME IS OF THE ESSENCE.


          (b) Fleet Term Note and Mellon Term Note.
              ------------------------------------

               (i) From and after the execution of this Agreement, on the 1st day of each month, the Borrowers shall pay to the Lenders a monthly interest payment equal to the cash portion of the interest on the principal balance of the Fleet Term Note and the Mellon Term Note, with the cash portion of the interest calculated at a floating rate equal to the aggregate of Fleet's Prime Rate (as such Prime Rate may be announced by Fleet from time to time) plus the following percentages for the time period set forth below each calculated on a per annum basis:



          Time Period         Cash Portion   Accrued Portion   Total Interest
          -----------         ------------   ---------------   -- ------------
          From 8/1/98         Prime Rate                 1.0%  Prime Plus
          through 9/30/98     plus 2.50%                       3.5%

          From 10/1/98        Prime Rate                 2.0%  Prime Plus
          through 11/30/98    plus 2.50%                       4.5%

          From 12/1/98        Prime Rate                 3.0%  Prime Plus
          through 1/31/99     plus 2.50%                       5.5%

               Additional interest shall accrue on the principal balance of the Fleet Term Note and the Mellon Term Note at the rate scheduled above under "accrued Portion" on a per annum basis. The "accrued portion" of the interest charges shall be paid by the Borrowers upon the earlier of (x) satisfaction of the Obligations, in their entirety, or,
          (y) the Termination Date. In the event the Borrowers have delivered to the Lenders a commitment letter on or before September 30, 1998 reasonably satisfactory to the Lenders, in their discretion, contemplating satisfaction of all obligations due and owing to the Lenders under the Loan Documents on or before October 31, 1998, which commitment letter is issued by a financial institution and/or other party reasonably acceptable to the Lenders and is subject only to documentation and no further contingencies other than such contingencies acceptable to the Lenders as are ordinary and necessary in transactions of similar type, the interest rate increase scheduled for October 1, 1998 shall be deferred. In the event that the Borrowers do not satisfy their entire outstanding obligations to the Lenders under the Loan Documents on or before October 31, 1998, the October 1, 1998 scheduled interest rate increase to the Prime Rate plus 4.5% shall be effective retroactive to October 1, 1998. In the event that the Borrowers do satisfy their entire outstanding obligations to the Lenders under the Loan Documents on or before October 31, 1998, the October 1, 1998 scheduled interest rate increase shall be waived.

               Similarly if such commitment letter is received by the Lenders on or before November 30, 1998 contemplating satisfaction of all obligations due and owing to the Lenders under the Loan Documents on or before December 31, 1998, the interest rate increase scheduled for December 1, 1998 shall be deferred. In the event that the Borrowers do satisfy their entire outstanding obligations to the Lenders under the Loan Documents on or before December 31, 1998, the December 1, 1998 scheduled interest rate increase shall be waived. In the event the Borrowers do not satisfy their entire outstanding obligations to the Lenders under the Loan Documents on or before December 31, 1998, the December 1, 1998 scheduled interest rate increase to the Prime Rate plus 5.5 % shall be effective retroactive to December 1, 1998.

               (ii) The entire principal balance, interest (accrued and hereafter accruing), costs and expenses, and other charges due in connection therewith shall be paid in full by the Borrowers on or before 5:00 P.M. eastern standard time on January 31, 1999, it being expressly acknowledged and agreed that TIME IS OF THE ESSENCE.

               (iii) Any amounts paid or prepaid on account of the Fleet Term Note or the Mellon Term Note, whether pursuant to this Agreement or otherwise, shall not be available for reborrowing.

             REQUEST FOR ADVANCES UNDER FLEET LINE OF CREDIT NOTE
             -----------------------------------------------------
                        AND MELLON LINE OF CREDIT NOTE
                        ------------------------------

     3. From and after the date of this Agreement, all requests for advances under the Fleet Line of Credit Note and/or the Mellon Line of Credit Note shall be submitted directly to Mr. Daniel D. Butler, Vice President of Fleet, on behalf of the Lenders, for approval and shall be accompanied by a Borrowing Base Certificate in the form of Exhibit "B" and a Covenant Compliance Certificate in the form of Exhibit "C", each as annexed hereto and specifically incorporated by
reference herein.   The Borrowers acknowledge and agree that (i) the Lenders
have no obligation to make any advances under the Loan Documents, (ii) any determination to make any advance shall be solely in the discretion of the Lenders, (iii) the determination by the Lender to make any advance shall not result in any obligation to make any further advances, and (iv) any advance made by the Lenders in the discretion of the Lenders shall be secured by and governed by the terms of the Loan Documents.

          FORBEARANCE FROM ACTION BASED ON SPECIFIC COVENANT DEFAULTS
          -----------------------------------------------------------

     4. During the term of this Agreement, the Lenders hereby agree to forbear from exercising their rights and remedies under the Loan Documents arising from the following specific covenant defaults which have occurred under the terms and conditions of the Extension Agreement prior to the execution of this Agreement:

(a) Section 2(b)(ii) - $500,000.00 and $200,000.00 principal payments due on July 15, 1998 and August 15, 1998 not paid;

(b) Section 12(a) - Minimum Eligible Accounts and Minimum Eligible Inventory levels not met;

(c) Sections 12(b)- Minimum Fixed Charge Coverage Ratio of 1.00 to 1.00 not met;

(d)  Section 12(c) - Minimum Net Worth not met;

(e) Section 13(d) - Submission of final, original, audited financial statements for fiscal year ended December 31, 1997, together with certified public accountant's unqualified opinion and management letter not delivered by May 15, 1998 and without material adverse change from the 1997 draft financial statement previously delivered to the Lenders;

(f)  Section 13(f) - Business Plan/Refinancing not met; and

(g) Section 15 - Additional Documents (failure to obtain foreign credit insurance on behalf of Lenders or failure to coordinate arrangement to factor receivables by May 31, 1998.

     Nothing contained in this Paragraph 5 is intended to be, nor shall it be construed as, a waiver of any default or Event of Default nor shall anything contained herein be deemed to constitute an agreement on the part of the Lenders to forbear from exercising their rights and remedies under the Loan Documents based upon the occurrence of any default or Event of Default occurring or continuing after the execution of this Agreement, other than the specific defaults referenced above through the date of this Agreement.

                              COVENANT AMENDMENTS
                              -------------------

     5.   (a)  The Loan Agreement is hereby amended as follows:

               (i) The Loan Agreement is hereby amended to add to the definition of "Management Group" Mr. Paul Woitach, President and Chief Operating Officer, and Mr. John F. Wall, Chief Financial Officer of IGI, Inc.

               (ii) Section 5.18 of the Loan Agreement is hereby amended to add as "senior executive officers" of IGI, Inc. Mr. Paul Woitach and Mr. John F. Wall.

          (b)  The Extension Agreement is hereby amended as follows:

               (i) Section 8 of the Extension Agreement is hereby deleted in its entirety;

               (ii) During the term of this Agreement, the Borrowers shall not be required to make payments required pursuant to Sections 2(b)(ii) and 2(b)(iii) of the Extension Agreement.


                                    WARRANTS
                                    --------

     6. (a) In the event the Obligations are paid in full in their entirety on or before October 31, 1998, the Unconditional Warrants (as defined in Section 9 of the Extension Agreement) shall be returned to the Borrowers.

          (b) In the event the Obligations are paid in full in their entirety on or before December 24, 1998, the Conditional Warrants (as defined in Section 9 of the Extension Agreement) shall be returned to the Borrowers.

                                FORBEARANCE FEE
                                ---------------

     7. In consideration of the Lenders' agreement to enter into this Agreement, the Borrowers shall pay to Fleet, as agent on behalf of the Lenders, an incremental forbearance fee (the "Forbearance Fee") in the sum of $140,000.00 by bank cashiers' check, certified check, federal funds wire transfer, or direct debit from the General Account or the Collection Account as follows:

          (a) $20,000.00 on or before the execution of this Agreement;

          (b) $30,000.00 on or before September 15, 1998; and

          (c) $40,000.00 on or before December 15, 1998;

          (d) $50,000.00 on or before January 15, 1999.

Each portion of the Forbearance Fee shall be fully earned as of its due date and shall be distributed to the Lenders on a pro rata basis as a fee and not applied to the Obligations. In the event the Obligations have been paid in their entirety prior to a specified Forbearance Fee payment date, all subsequent fee(s) shall be waived. The Forbearance Fee shall be in addition to, and not in replacement of, the Extension Fee set forth in Section 10 of the Extension Agreement.

     Notwithstanding the foregoing, payment of the portion of the Forbearance Fee due on September 15, 1998 shall be deferred in the event the Borrowers have delivered to the Lenders on or before September 15, 1998, a commitment letter reasonably satisfactory to the Lenders, in their discretion, contemplating payment in full of all outstanding obligations under the Loan Documents on or before October 15, 1998, which commitment letter is issued by a financial institution and/or other party reasonably acceptable to the Lenders and is subject only to documentation with no further contingencies other than such contingencies acceptable to the Lenders as are ordinary and necessary in transactions of similar type. If the Borrowers satisfy their outstanding obligations to the Bank under the Loan Documents in full on or before October 15, 1998, the portion of the Forbearance Fee payable on September 15, 1998, December 15, 1998, and January 15, 1999 shall be waived. If the Borrowers fail to satisfy their outstanding obligations to the Lenders under the Loan Documents in full on or before October 15, 1998, the portion of the Forbearance Fee otherwise payable on September 15, 1998 shall be due and payable in full on October 15, 1998, and the portion of the Forbearance Fee due and payable on December 15, 1998 and on January 15, 1999 shall remain due and payable in full on December 15, 1998 and January 15, 1999, respectively.

     Similarly, payment of the portion of the Forbearance Fee due on December 15, 1998 shall be deferred in the event the Borrowers have delivered to the Lenders on or before December 15, 1998, a commitment letter reasonably satisfactory to the Lenders, in their discretion, contemplating payment in full of all outstanding obligations under the Loan Documents on or before January 15, 1999, which commitment letter is issued by a financial institution and/or other party reasonably acceptable to the Lenders and is subject only to documentation with no further contingencies other than such contingencies acceptable to the Lenders as are ordinary and necessary in transactions of similar type. If the Borrowers satisfy their outstanding obligations to the Lenders under the Loan Documents in full on or before January 15, 1999, the portion of the Forbearance Fee payable on December 15, 1998, and January 15, 1999 shall be waived. If the Borrowers fail to satisfy their outstanding obligations to the Lenders under the Loan Documents in full on or before January 15, 1999, the portion of the Forbearance Fee otherwise payable on December 15, 1998 shall be due and payable in full on January 24, 1999, and the portion of the Forbearance Fee due and payable on January 15, 1999 shall remain due and payable in full on January 15, 1999.

                                  AGENT'S FEE
                                  -----------

     7. In consideration of Fleet's agreement to enter into this Agreement and to continue to administer the Loan Arrangements as agent on behalf of the Lenders, the Borrowers shall continue to pay to Fleet a monthly $5,000.00 agent's fee on the 1st day of each month during the term of this Agreement. The agent's fee for each month shall be fully earned as of the first (1st) day of that month, and shall be retained by Fleet as a fee and shall not be applied in reduction of the Obligations.

                              FINANCIAL COVENANTS
                              -------------------

     8. In addition to all other covenants contained in the Loan Documents, during the term of this Agreement, the Borrowers shall at all times comply with the following covenants:

          (a) Minimum Eligible Accounts Receivable and Minimum Eligible
              ---------------------------------------------------------
Inventory:  The Borrowers shall maintain, at month end, combined "Minimum
---------
Eligible Accounts

Receivable" and "Minimum Eligible Inventory" of $9,750,000.00. From and after the date of this Agreement, any and all reference to "$11,000,000.00 in Section 12(a) of the Extension Agreement shall mean and refer to $9,750,000.00.

          (b) Minimum Fixed Charge Coverage Ratio: During the Term of this
              -----------------------------------
Agreement, the Borrowers shall not be required to comply with the terms of
Section 12(b) of the Extension Agreement.

          (c) Minimum Net Worth: The Borrowers shall maintain, at all times, a
              -----------------
minimum "Net Worth" (as defined in accordance with generally accepted accounting principles) in the following amounts as of the last day of each month:


               Dates                     Amount
               -----                     ------

               7/31/98                $6,870,000.00
               8/31/98                $6,581,000.00
               9/30/98                $6,103,000.00
               10/31/98               $5,871,000.00
               11/30/98               $5,637,000.00
               12/31/98               $5,363,000.00
               1/31/99                $5,128,000.00


                               INVESTMENT BANKER
                               -----------------

     9. On or before August 31, 1998, the Borrower shall enter into a retention agreement (the "Investment Banker Retention Agreement") with a nationally-recognized investment banker acceptable to the Lenders in their reasonable discretion for the purpose of formulating alternative business strategies on behalf of the Borrowers and to coordinate to orderly satisfaction of the Obligations. On or before August 31, 1998, the Borrowers shall furnish the Bank with a fully executed copy of the Investment Banker Retention Agreement. The investment banker referenced in the Investment Banker Retention Agreement shall furnish the Lenders with monthly written progress reports and periodic verbal reports commencing on September 8, 1998 and continuing on the last Tuesday of each month during the term of this Agreement.

                             ADDITIONAL DOCUMENTS
                             --------------------

     4. Upon the execution of this Agreement, and at any time thereafter, the Borrowers shall also execute and deliver to the Lenders such additional documentation as the Lenders in their discretion may reasonably require in order to grant and/or perfect the Lenders' security interest in all assets of the Borrowers, including, without limitation, all (i) motor vehicles, (ii) intellectual property including, without limitation, all patents and/or trademarks, and (iii) license agreements. The Borrowers represent that all locations where inventory is located and all patents or other intellectual property in which the Borrowers have an interest are listed, respectively, on Exhibit "D" and Exhibit "E" each as annexed hereto and specifically incorporated by reference herein. On or before August 31, 1998 the Borrowers shall (i) obtain for the benefit of the Lenders foreign credit insurance in form and substance reasonably satisfactory to the Lenders, wherein the Lenders shall be named as Loss Payee, or (ii) enter into an arrangement to factor the Borrowers' foreign accounts receivable, upon such terms and conditions as are reasonably satisfactory to the Lenders.

                             COMPLIANCE CERTIFICATE
                             ----------------------

     5.   Upon or before the execution of this Agreement, and within forty five
(45) days of each month end during the term of this Agreement, the Borrowers shall deliver to each of the Lenders, a covenant compliance certificate in the form of Exhibit C setting forth the Borrowers' compliance with each of the financial covenants referenced in the Loan Documents.

             FINANCIAL CONSULTANT; APPRAISALS; FIELD EXAMINATIONS
             ----------------------------------------------------

     6. The Borrowers agree to cooperate with the Lenders and any financial consultant retained on behalf of the Lenders to enable the Lenders to obtain updated appraisals of all real estate and personal property owned by the Borrowers and to conduct independent field examinations of the Borrowers' books and records which cooperation shall include, without limitation, providing the Lenders and/or their appraisers, examiners and/or other representatives, reasonable access to such property and shall make available such financial and/or other information regarding the property, books and records, and other assets of the Borrowers as may be reasonably requested by the Lenders in their discretion. The Borrowers shall reimburse the Lenders for all reasonable out of pocket costs and expenses of independent third parties incurred by the Lenders in connection with such appraisals and field examinations.

                               WAIVER OF CLAIMS
                               ----------------

     7. The Borrowers hereby acknowledge and agree that they have no offsets, defenses, claims, or counterclaims against the Lenders or the Lenders' officers, directors, employees, attorneys, representatives, parent, predecessors, affiliates, successors, and assigns with respect to the Obligations, or otherwise, and that if the Borrowers now have, or ever did have, any offsets, defenses, claims, or counterclaims against the Lenders or the Lenders' officers, directors, employees, attorneys, representatives, parent, predecessors, affiliates, successors, and assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Agreement, all of them are hereby expressly WAIVED, and the Borrowers each hereby RELEASE the Lenders and the Lenders' officers, directors, employees, attorneys, representatives, parents, predecessors, affiliates, successors, and assigns from any liability therefor, to the extent allowed by applicable laws.

                              FORBEARANCE BY BANK
                              -------------------

     8. In consideration of the Borrowers' performance in accordance with this Agreement, the Lenders shall forbear from enforcing the Lenders' rights and remedies as a result of the Borrowers' defaults, until the occurrence of an Event of Default, as defined in Paragraph 16, below. Notwithstanding the foregoing, nothing contained in this Agreement shall constitute a waiver by the Lenders of any Event of Default, whether now existing or hereafter arising.
This Agreement shall only constitute an agreement by the Lenders to forbear from enforcing their rights and remedies upon the terms and conditions set forth herein.

              RATIFICATION OF LOAN DOCUMENTS; FURTHER ASSURANCES
              --------------------------------------------------

     9. (a) THE BORROWERS HEREBY RATIFY, CONFIRM, AND REAFFIRM ALL AND SINGULAR THE TERMS AND CONDITIONS OF THE LOAN DOCUMENTS, AND SPECIFICALLY RATIFY, CONFIRM, AND REAFFIRM THEIR AUTHORITY TO EXECUTE SAME. THE BORROWERS FURTHER ACKNOWLEDGE AND AGREE THAT, EXCEPT AS SPECIFICALLY MODIFIED IN THIS AGREEMENT, ALL TERMS AND CONDITIONS OF THOSE DOCUMENTS, INSTRUMENTS, AND AGREEMENTS SHALL REMAIN IN FULL FORCE AND EFFECT.

          (b) THE BORROWERS SHALL, FROM AND AFTER THE EXECUTION OF THIS AGREEMENT, EXECUTE AND DELIVER TO THE LENDERS WHATEVER ADDITIONAL DOCUMENTS, INSTRUMENTS, AND AGREEMENTS THAT THE LENDERS MAY REASONABLY REQUIRE IN ORDER TO VEST OR PERFECT THE LOAN DOCUMENTS AND THE COLLATERAL GRANTED THEREIN MORE SECURELY IN THE LENDERS AND TO OTHERWISE GIVE EFFECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, A COMPLETE AMENDMENT AND RESTATEMENT OF THE LOAN DOCUMENTS WITHIN THIRTY (30) DAYS OF ANY REQUEST BY THE LENDERS FOR ANY SUCH ADDITIONAL DOCUMENTATION.

                               EVENTS OF DEFAULT
                               -----------------

     10. The occurrence of any one or more of the following events shall constitute an event of default (hereinafter, an "Event of Default") under this
Agreement:

          (a) The failure of the Borrowers to pay or deposit any amounts due hereunder or under any of the Loan Documents as and when due;

          (b) The failure of the Borrowers to comply with any other term or condition of this Agreement (which default, other than a default under Paragraph 12(a) of the Extension Agreement, may be cured within three (3) days in connection with any non-monetary default capable of being cured);

          (c) The filing of a petition for relief by or against any one or more of the Borrowers under the United States Bankruptcy Code;

          (d) The occurrence of any event or circumstances, including, without limitation, the existence or issuance of any directive or action by either the United States Department of Agriculture or Office of the Inspector General of the United States, or any other governing body, which materially adversely impact the Borrowers' ability to manufacture, sell, or ship products, or otherwise have a Material Adverse Effect (defined below) on the Borrowers' financial condition or with the passage of time could have a material adverse impact on the Borrowers' financial condition, assets, operating status, or projected financial condition. For the purposes of this Agreement, "Material Adverse Effect" shall be defined as any material adverse effect as reasonably determined by the Lenders, on the Borrowers' financial condition, assets, operating status or projected financial condition or any fact or circumstance that, singly or in the aggregate with any fact or circumstance, has a reasonable likelihood of resulting in or leading to the inability of the Borrowers to perform in any material respect their obligations under this Agreement or under any Loan Document or the inability of Agent and/or Lenders to enforce in any material respect the rights purported to be granted to them under this Agreement or any Loan Document or which have a reasonable likelihood of having a material adverse effect on the ability of the Borrowers to effectuate (including hindering or unduly delaying) the transactions contemplated by this Agreement and the Loan Documents on the terms contemplated hereby and thereby.

          (e) The occurrence of any further event of default under, and as defined in, any of the Loan Documents.

          (f) Failure to pay all obligations in full on or before January 31, 1999 (the "Termination Date").

                              RIGHTS UPON DEFAULT
                              -------------------

     11. Upon the occurrence of any Event of Default, the Lenders may immediately commence enforcing their rights and remedies pursuant to the Loan Documents and otherwise. Further, upon the occurrence of an Event of Default, interest shall accrue on the outstanding principal balance of the Obligations at the default rate of interest set forth in the Loan Documents. The Borrowers expressly waive demand, notice and protest with respect to the Obligations.

                      REIMBURSEMENT OF COSTS AND EXPENSES
                      -----------------------------------

     12. Upon the execution of this Agreement, the Borrowers shall pay to the Lenders an amount equal to any and all reasonable attorneys' fees and expenses incurred in connection with this matter through the date of this Agreement. In addition, upon Demand, or upon the occurrence of any Event of Default, as defined in Paragraph 16, above, the Borrowers shall reimburse the Lenders for any and all reasonable costs and expenses, including, without limitation, all reasonable costs, expenses and fees of all accountants, appraisers, auditors and other representatives of the Lenders, and costs of collection (including attorneys' fees and allocated costs of Lenders' staff counsel) hereafter incurred by the Lenders in connection with the clarification, modification, protection, preservation, and enforcement by the Lenders of their rights and remedies.

                                    NOTICES
                                    -------

     13. Any notices required to be sent to the Lenders and the Borrowers shall be forwarded via recognized overnight courier, addressed as follows:

          If to the Lenders:    Fleet National Bank
                                40 Westminster Street
                                Mail Code: RI OP TO5A
                                Providence, Rhode Island 02901
                                Attn: Mr. Daniel D. Butler, Vice President
                                Telephone: (401) 459-4678
                                Fax: (401) 459-4963

          With a copy to:       Steven T. Greene, Esquire
                                Riemer & Braunstein
                                Three Center Plaza
                                Boston, Massachusetts 02108
                                Telephone: (617) 523-9000
                                Fax: (617) 723-6831

                                Mellon Bank
                                Mellon Bank Center
                                1735 Market Street, P.O. Box 7899
                                Philadelphia, PA   19101-7899
                                Telephone: 215-553-2614
                                Fax: 215-553-4560
                                Attn:  Susan C. Saxer
                                Senior Vice President


With a copy to:                 Peter Leibundgut, Esquire
                                Blank, Rome and Comisky
                                Woodland Falls Corporate Park
                                210 Lake Drive East
                                Cherry Hill, New Jersey   08002
                                Telephone:  609-779-3644
                                Fax:  609-779-7647


          If to the Borrowers:  IGI, Inc.
                                IGEN, Inc.
                                Immunogenetics, Inc.
                                Blood Cells, Inc.
                                Wheat Road and Lincoln Avenue
                                Buena, New Jersey 08310
                                Attn: Kevin Bratton, Treasurer
                                Telephone: (609) 697-1441
                                Fax: (609) 697-1001

          With a copy to:       Paul Brountas, Esquire
                                Hale and Dorr, LLP
                                60 State Street
                                Boston, Massachusetts 02109
                                Telephone: (617) 526-6000
                                Fax: (617) 526-5000


                                    WAIVERS
                                    -------

     14.  Non-Interference.  From and after the occurrence of any Event of
          ----------------
Default, the Borrowers agree not to interfere with the exercise by the Lenders of any of their rights and remedies. The Borrowers further agree that they shall not seek to distrain or otherwise hinder, delay, or impair the Lenders' lawful efforts to realize upon the Collateral, or otherwise to enforce their rights and remedies pursuant to the Loan Documents. This provision shall be specifically enforceable by the Lenders.

     15.  Automatic Stay.  The Borrowers agree that upon the filing of any
          --------------
Petition for Relief by or against any one or more of the Borrowers under the United States Bankruptcy Code, the Lenders shall be entitled to file a motion for immediate and complete relief from the automatic stay, and the Lenders shall be permitted to proceed to protect and enforce their rights and remedies under applicable law.

     16.  Jury Trial.  The Borrowers hereby make the following waiver knowingly,
          ----------
voluntarily, and intentionally, and understand that the Lenders, in entering into this Agreement or making any financial accommodations to the Borrowers, whether now or in the future, are relying on such waiver: TO THE EXTENT ALLOWED BY APPLICABLE LAW, THE BORROWERS HEREBY IRREVOCABLY WAIVE ANY PRESENT OR FUTURE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE LENDERS BECOME A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDERS OR IN WHICH THE LENDERS ARE JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE BORROWERS, OR ANY OTHER PERSON, AND THE LENDERS.

                               ENTIRE AGREEMENT
                               ----------------

     17. This Agreement shall be binding upon the Borrowers and the Borrowers' officers, directors, employees, representatives, successors, and assigns, and shall inure to the benefit of the Lenders and the Lenders' successors and assigns. This Agreement and the Loan Documents and all documents, instruments, and agreements executed in connection herewith or therewith incorporate all of the discussions and negotiations between the Borrowers and the Lenders, either expressed or implied, concerning the matters included herein and in such other documents, instruments and agreements, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement, or any provision of any other document, instrument, or agreement between the Borrowers and the Lenders shall be effective unless executed in writing by the party to be charged with such modification, amendment, or waiver, and if such party be the Lenders, then by a duly authorized officer thereof.

                           CONSTRUCTION OF AGREEMENT
                           -------------------------

     18. (a) This Agreement and all other documents, instruments, and agreements incidental hereto and all rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of the State of New Hampshire and are intended to take effect as sealed instruments. The Borrowers hereby consent to the jurisdiction of the Courts of the State of New Hampshire for all purposes with respect to this Agreement and the Obligations. The captions of this Agreement are for convenience purposes only, and shall not be used in construing the intent of the Lenders and the Borrowers under this Agreement. In the event of any inconsistency between the provisions of this Agreement and any other document, instruments, or agreement entered into by and between the Lenders and the Borrowers, the provisions of this Agreement shall govern and control.

          (b) The Borrowers further acknowledge and agree that the Lenders and the Borrowers have prepared this Agreement and all documents, instruments, and agreements incidental hereto and with the aid and assistance of their respective counsel. Accordingly, when interpreting this Agreement and all such other documents, instruments, and agreements, each of them shall be deemed to have been drafted by the Lenders and the Borrowers and shall not be construed against either the Lenders or the Borrowers.

                        ILLEGALITY OR UNENFORCEABILITY
                        ------------------------------

     19. Any determination that any provision or application of this Agreement is invalid, illegal, or unenforceable in any respect, or in any instance, shall not effect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

                            COMPREHENSIVE AGREEMENT
                            -----------------------

     20.  The Borrowers warrant and represent to the Lenders that the Borrowers:
(i) have read and understand all of the terms and conditions of this Agreement,
(ii) intend to be bound by the terms and conditions of this Agreement, (iii) are executing this Agreement freely and voluntarily, without duress, after consultation with independent counsel of their own selection.

     IN WITNESS WHEREOF, this Agreement has been executed this 19 day of August, 1998.

FLEET BANK-N.H.                    IGI, INC.

By: /s/ Daniel B. Butler                By:  /s/ Kevin J. Bratton
   --------------------------------         ------------------------------
Title: Vice President                   Title: Treasurer
      -----------------------------           ----------------------------

MELLON BANK                             IGEN, INC.

By:  /s/ Walter Letts                   By: /s/ George P. Warren, Jr.
   --------------------------------        -------------------------------

Title: Vice President                   Title: Secretary
      ---------------------------              --------------------------

                                        IMMUNOGENETICS, INC.

                                        By: /s/ Kevin J. Bratton
                                            ------------------------------
                                        Title: Treasurer
                                              ----------------------------

                                        BLOOD CELLS, INC.

                                        By: /s/ Kevin J. Bratton
                                           -------------------------------
                                        Title: Treasurer
                                              ----------------------------

                                        [ADDITIONAL SUBSIDIARIES]

                             STATE OF RHODE ISLAND

______________, ss                                             August ____, 1998

     Then personally appeared the above named ___________________, the _______________ of Fleet Bank- N.H. and acknowledged the foregoing to be the free act and deed of Fleet Bank- N.H., before me,

                                        _________________________
                                        Notary Public
                                        My Commission Expires:


                                        STATE OF ___________

______________, ss                                             August ____, 1998

     Then personally appeared the above named ________________ , the ____________ of Mellon Bank, N.A. and acknowledged the foregoing to be the free act and deed of Mellon Bank, N.A., before me,

                                        _________________________
                                        Notary Public
                                        My Commission Expires:

                                        STATE OF ________________

_____________, ss                                              August ____, 1998

     Then personally appeared the above named __________________________, the ________________ of IGI, Inc. and acknowledged the foregoing to be the free act and deed of IGI, Inc., before me,

                                    _________________________
                                    Notary Public
                                    My Commission Expires:


                           STATE OF ________________

_____________, ss                                              August ____, 1998


Then personally appeared the above named __________________________, the ________________ of IGEN, Inc. and acknowledged the foregoing to be the free act and deed of IGEN, Inc., before me,

                                    _________________________
                                    Notary Public
                                    My Commission Expires:



                           STATE OF ________________

_____________, ss                                              August ____, 1998


Then personally appeared the above named __________________________, the ________________ of Immunogenetics, Inc. and acknowledged the foregoing to be the free act and deed of Immunogenetics, Inc., before me,

                                    _________________________
                                    Notary Public
                                    My Commission Expires:



                           STATE OF ________________

_____________, ss                                              August ____, 1998

     Then personally appeared the above named __________________________, the ________________ of Immunogenetics, Inc. and acknowledged the foregoing to be the free act and deed of Immunogenetics, Inc., before me,

                                    _________________________
                                    Notary Public
                                    My Commission Expires: